SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is September 28, 2016.

MFS® Inflation-Adjusted Bond Fund

Effective December 1, 2016, the second paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information" is restated in its entirety as follows:
MFS currently intends to focus the fund's investments in inflation-adjusted debt instruments issued by the U.S. Treasury. MFS may also invest the fund's assets in other inflation-adjusted debt instruments and non-inflation-adjusted debt instruments, including corporate bonds, asset-backed securities, and other debt instruments.

Effective December 1, 2016, the following paragraph is added after the ninth paragraph in the sub-section entitled "Principal Risks" under the main heading "Summary of Key Information":
Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument's holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Effective December 1, 2016, the sub-section entitled "Portfolio Manager(s)" under the main heading "Summary of Key Information" is restated in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Erik S. Weisman	2003	Investment Officer of MFS
Geoffrey L. Schechter	December 2016	Investment Officer of MFS

Effective December 1, 2016, the second paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:
MFS currently intends to focus the fund's investments in inflation-adjusted debt instruments issued by the U.S. Treasury. MFS may also invest the fund's assets in other inflation-adjusted debt instruments and non-inflation-adjusted debt instruments, including corporate bonds, asset-backed securities, and other debt instruments.

Effective December 1, 2016, the following paragraph is added after the fifth paragraph in the sub-section entitled "Principal Investment Types" under the main heading "Investment Objective, Strategies, and Risks":
Corporate Bonds:  Corporate bonds are debt instruments issued by corporations or similar entities.
Effective December 1, 2016, the following paragraph is added after the tenth paragraph in the sub-section entitled "Principal Risks" under the main heading "Investment Objective, Strategies, and Risks":
Prepayment/Extension Risk:  Many types of debt instruments, including mortgage-backed securities, asset-backed securities, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument's maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Effective December 1, 2016, the sub-section entitled "Portfolio Manager(s)" under the main heading "Management of the Fund" is restated in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI.

Portfolio Manager	Primary Role	Five Year History
Erik S. Weisman	Portfolio Manager	Employed in the investment area of MFS since 2002
Geoffrey L. Schechter	Portfolio Manager	Employed in the investment area of MFS since 1993

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